SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : April 25, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S6)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820                   13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of March 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee. On April 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on April 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  July 31, 2001            By:  /s/ Thomas M. Britt
                                   Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on April 25, 2001

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               April 25, 2001
                                    Revised

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1        74,547,536.00    74,547,536.00    1,794,865.32      395,723.17    2,190,588.49    0.00       0.00      72,752,670.68
P                 100.00           100.00            0.00            0.78            0.78    0.00       0.00             100.00
IIA1       99,912,229.00    99,912,229.00    1,981,014.86      566,169.30    2,547,184.16    0.00       0.00      97,931,214.14
IIP           236,510.36       236,510.36        6,204.42            0.00        6,204.42    0.00       0.00         230,305.94
IIIA1      38,038,667.00    38,038,667.00      883,464.47      196,216.12    1,079,680.59    0.00       0.00      37,155,202.53
AR1               100.00           100.00          100.00            0.78          100.78    0.00       0.00               0.00
AR2               100.00           100.00          100.00            0.78          100.78    0.00       0.00               0.00
AR3               100.00           100.00          100.00            0.78          100.78    0.00       0.00               0.00
B1         14,939,278.00    14,939,278.00            0.00       99,643.74       99,643.74    0.00       0.00      14,939,278.00
B2         11,353,858.65    11,353,858.65            0.00       80,460.07       80,460.07    0.00       0.00      11,353,858.65
TOTALS    239,028,479.01   239,028,479.01    4,665,849.07    1,338,215.52    6,004,064.59    0.00       0.00     234,362,629.94
----------------------------------------------------------------------------------------------------------------------------------
IA2        74,547,536.00    74,547,536.00            0.00      181,628.86      181,628.86    0.00       0.00      72,752,670.68
XII        24,574,026.41    24,574,026.41            0.00      163,826.84      163,826.84    0.00       0.00      24,199,353.88
IIIA2      38,038,667.00    38,038,667.00            0.00       96,019.11       96,019.11    0.00       0.00      37,155,202.53
XB1         1,960,780.24     1,960,780.24            0.00       13,071.87       13,071.87    0.00       0.00       1,960,780.24
XB2           734,661.43       734,661.43            0.00        5,203.85        5,203.85    0.00       0.00         734,661.43
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1       22540AG44    1,000.00000000      24.07678934     5.30833333      29.38512267       975.92321066      IA1      6.370000%
P         22540AJ25    1,000.00000000       0.00000000     7.80000000       7.80000000     1,000.00000000       P       9.333700%
IIA1      22540AG93    1,000.00000000      19.82755144     5.66666669      25.49421813       980.17244856     IIA1      6.800000%
IIP       22540AH35    1,000.00000000      26.23318488     0.00000000      26.23318488       973.76681512      IIP      0.000000%
IIIA1     22540AH43    1,000.00000000      23.22543190     5.15833323      28.38376513       976.77456810     IIIA1     6.190000%
AR1       22540AG69    1,000.00000000   1,000.00000000     7.80000000   1,007.80000000         0.00000000      AR1      9.333700%
AR2       22540AG77    1,000.00000000   1,000.00000000     7.80000000   1,007.80000000         0.00000000      AR2      9.333700%
AR3       22540AG85    1,000.00000000   1,000.00000000     7.80000000   1,007.80000000         0.00000000      AR3      9.333700%
B1        22540AH68    1,000.00000000       0.00000000     6.66991671       6.66991671     1,000.00000000      B1       8.003900%
B2        22540AH84    1,000.00000000       0.00000000     7.08658373       7.08658373     1,000.00000000      B2       8.503900%
TOTALS                 1,000.00000000      19.52005506     5.59856100      25.11861605       980.47994494
----------------------------------------------------------------------------------------------------------------------------------
A2        22540AG51    1,000.00000000       0.00000000     2.43641668       2.43641668       975.92321066      IA2      2.923700%
XII       22540AH27    1,000.00000000       0.00000000     6.66666656       6.66666656       984.75331133      XII      8.000000%
IIIA2     22540AH50    1,000.00000000       0.00000000     2.52425013       2.52425013       976.77456810     IIIA2     3.029100%
XB1       22540AH76    1,000.00000000       0.00000000     6.66666755       6.66666755     1,000.00000000      XB1      8.000000%
XB2       22540AH92    1,000.00000000       0.00000000     7.08333089       7.08333089     1,000.00000000      XB2      8.500000%
--------------------------------------------------------------------------------------------      --------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE
ADMINISTRATOR LISTED BELOW:
Thomas  Britt
The Chase Manhattan Bank - Structured Finance Services
450 West 33 St, 14th fl,
New York, New York 10001
Tel: (212) 946-3228
Fax: 212) 946-8302
Email: Thomas Britt/Chase

                                      -6-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               April 25, 2001
                                    Revised


Sec. 4.06(i) Scheduled Principal
                Group 1 Scheduled Principal                      75,004.93
                Group 2 Scheduled Principal                     126,799.45
                Group 3 Scheduled Principal                      43,607.58

             Principal Prepayments
                Group 1 Principal Prepayments                 1,609,205.12
                Group 2 Principal Prepayments                 1,675,257.60
                Group 3 Principal Prepayments                   669,604.61

             Curtailment
                Group 1 Curtailment                              75,577.43
                Group 2 Curtailment                             157,755.23
                Group 3 Curtailment                             163,755.38

             Liquidation Proceeds
                Group 1 Liquidation Proceeds                          0.00
                Group 2 Liquidation Proceeds                          0.00
                Group 2 Liquidation Proceeds                          0.00

             Gross Interest
                Group 1 Gross Interest                          843,770.52
                Group 2 Gross Interest                        1,133,883.28
                Group 2 Gross Interest                          426,061.58


Sec. 4.06(ii) Class Unpaid Interest Shortfall
                Class IA1 Unpaid Interest Shortfall                      0.00
                Class IIA1 Unpaid Interest Shortfall                     0.00
                Class XII Unpaid Interest Shortfall                      0.00
                Class IIIA1 Unpaid Interest Shortfall                    0.00
                Class IIIA2 Unpaid Interest Shortfall                    0.00
                Class AR1 Unpaid Interest Shortfall                      0.00
                Class AR2 Unpaid Interest Shortfall                      0.00
                Class AR3 Unpaid Interest Shortfall                      0.00
                Class B1 Unpaid Interest Shortfall                       0.00
                Class XB1 Unpaid Interest Shortfall                      0.00
                Class B2 Unpaid Interest Shortfall                       0.00
                Class XB2 Unpaid Interest Shortfall                      0.00

Sec. 4.06(v) Beginning Collateral Balance
                Group 1 Beginning Collateral Balance            83,761,726.32
                Group 2 Beginning Collateral Balance           112,526,676.31
                Group 3 Beginning Collateral Balance            42,740,076.35

Sec. 4.06(v) Ending Collateral Balance
                Group 1 Ending Collateral Balance               81,966,560.99
                Group 2 Ending Collateral Balance              110,539,457.04
                Group 3 Ending Collateral Balance               41,856,611.87

Sec. 4.06(vi) Senior Percentage
                Group1 Senior Percentage                                 100 %
                Group2 Senior Percentage                                 100 %
                Group3 Senior Percentage                                 100 %

                Subordinate Percentage
                Group1 Subordindate Percentage                             0 %
                Group2 Subordinate Percentage                              0 %
                Group3 Subordinate Percentage                              0 %

Sec. 4.06(vii) Servicing Fees
                Group1 Servicing Fee                               46,068.95
                Group2 Servicing Fee                               84,316.60
                Group3 Servicing Fee                               18,876.87

Sec. 4.06(ix) Advances
                Group1 Advances                                         0.00
                Group2 Advances                                         0.00
                Group3 Advances                                         0.00


                                      -7-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               April 25, 2001
                                    Revised


Sec. 4.06(x)

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

Group 1
        Category        Number      Principal Balance      Percentage
        1 Month          14         1,020,930.39             1.25 %
        2 Month           1            64,438.14             0.08 %
        3 Month           2           130,124.10             0.16 %
        Total            17         1,215,492.63             1.49 %

Group 2
        Category        Number      Principal Balance      Percentage
        1 Month          36         1,343,505.86             1.22 %
        2 Month           4            88,383.15             0.08 %
        3 Month           2            39,375.84             0.04 %
        Total            42         1,471,264.85             1.34 %

Group 3
        Category        Number      Principal Balance     Percentage
         1 Month         10           956,281.08             2.28 %
         2 Month          0                 0.00                0 %
         3 Month          1            65,375.88             0.16 %
         Total           11         1,021,656.96             2.44 %


Group Totals
        Category        Number       Principal Balance    Percentage
        1 Month          60         3,320,717.33             1.42 %
        2 Month           5           152,821.29             0.07 %
        3 Month           5           234,875.82             0.10 %
        Total            70         3,708,414.44             1.59 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

        Group 1
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 2
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 3
                Number      Principal Balance    Percentage
                0               0.00               0.00%


Sec. 4.06(xii) Number and Aggregate Principal Amounts of REO Loans


        Group 1
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 2
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 3
                Number      Principal Balance    Percentage
                0               0.00               0.00%


                                      -8-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               April 25, 2001
                                    Revised


Sec. 4.06(xiv) Senior Prepayment Percentage
                Group I Senior Prepayment Percentage            100 %
                Group II Senior Prepayment Percentage           100 %
                Group III Senior Prepayment Percentage          100 %

Sec. 4.06(xv) Subordinate Prepayment Percentage
                Group I Subordinate Prepayment Percentage         0 %
                Group II Subordinate Prepayment Percentage        0 %
                Group III Subordinate Prepayment Percentage       0 %


Sec. 4.06(xvi) Current Realized Losses
                Group1 Current Realized Losses                  0.00
                Group2 Current Realized Losses                  0.00
                Group3 Current Realized Losses                  0.00

               Cumulative Realized Losses
                Group1 Cumulative Realized Losses               0.00
                Group2 Cumulative Realized Losses               0.00
                Group3 Cumulative Realized Losses               0.00

Sec. 4.6(xvii) Special Hazard Coverage Amount           2,343,626.30
Bankruptcy Loss Coverage Amount                           100,000.00

Trustee Fee                                                 1,991.90
Loss Mitigation Fee                                         1,936.07
Pool Insurance Fee                                        414,316.03
Special Hazard Fee                                         35,854.27
Certificate Insurer Premium                                 3,752.88

Reset Rates for Next Period
1 Month LIBOR (2 Business Days Prior to Current Distribution Date)    4.50625 %
Class IA-1                                                            5.30625 %
Class IIIA-1                                                          5.50625 %

Inverse Floater Pass-Through Rates for Next Period
Class IA-2                                                            3.99428 %
Class IIIA-2                                                          3.73857 %
Class B-1                                                             7.99172 %
Class B-2                                                             8.49172 %

